CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.


                                                                   EXHIBIT 10.33

                                                            Contract No. _______
                                                            Page 1 of 15

                          DIRECT MARKETING AGREEMENT

                                  WITNESSETH:


That in consideration of the agreements expressed herein, Cellular Telephone Company d/b/a AT&T Wireless Services, Northeast Region, ("AWS") having an office at 15 East Midland Avenue, Paramus, New Jersey 07652 and Bronner Slosberg Humphrey Inc., a corporation of the Commonwealth of Massachusetts ("Agency"), having an office at 800 Boylston Street, The Prudential Tower, Boston, Massachusetts 02199, do hereby agree as follows:

ARTICLE 1 - AGENCY SERVICES

The Agency shall act as AWS's direct marketing agency in the planning, preparing, and placing of such direct communication programs (i.e. business to business retention, consumer acquisition, marketing consulting, database consulting and special projects) and marketing, as may be requested by AWS. The Agency shall perform other services as AWS may request, as outlined in Article 30, subject to mutual written agreement of the parties.

Agency shall devote its best efforts, on behalf of AWS to further AWS's interests and shall reasonably endeavor in every proper way to make AWS's direct marketing and associated efforts, for which the Agency is herein responsible, successful. To accomplish the foregoing, Agency specifically agrees that its services shall include but not be limited to the following:

     A. Assigning and maintaining, with AWS's consent executive strategic input and review, an account management group, creative, systems and fulfillment, research and analysis, teleservices marketing, partnership marketing, production, media and traffic teams necessary to service the AWS account;

     B. Provide direct marketing services, including the creation, production and placement, insertion or distribution of direct mail and other direct communication programs;

     C. Attending meetings, as requested by AWS, with AWS's staff and periodic meetings with AWS's top management;

     D. Familiarizing itself with the business of AWS, its products and services, and the industry in which AWS operates; and analyzing the present and potential direct marketing opportunities for such products and services so as to provide AWS with direct marketing counsel, including specific direct marketing objectives, strategies and plans for reaching AWS's business objectives;

     E. Preparing layouts, copy, artwork, scripts and storyboards and furnishing other elements and materials to be used in finished advertisements for all media and promotions to be used by AWS;

     F. If requested, advising AWS of the availability of all broadcast, publication and out-of-home media which can appropriately be used to advertise AWS products and services; and developing media plans suitable for AWS;

     G. Supervising the production of all finished direct marketing material;
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                                                            Contract No.________
                                                            Page 2 of 15


     H. Negotiating, arranging and contracting for any special talent required, with AWS's approval, and for all photography, models, special effects, layout, artwork and for all printing for use in the direct marketing promotions program; and making appropriate arrangements for tax withholdings from talent;

     I. Analyzing direct marketing, marketing and consumer research to aid AWS in developing advertising strategy and developing and evaluating AWS's direct marketing and media;

     J. Conducting and analyzing competitive direct marketing tracking.

The above services shall be performed to the satisfaction of AWS, shall be performed in accordance with the highest professional standards and shall be in accordance with such requirements or restrictions as may be lawfully imposed by governmental authority. Services not completed to the reasonable satisfaction of AWS shall be reperformed at no cost to AWS.

ARTICLE 2 - APPROVALS BEFORE COMMITMENT

No commitment of any kind shall be made by the Agency on behalf of AWS unless specifically authorized in writing by AWS, except as provided in Article 3 (Estimates).

The Agency shall submit concepts, scripts, print copy and other materials as early as possible to AWS for internal review and required legal and technical approval.

ARTICLE 3 - ESTIMATES

The Agency shall furnish to AWS, in writing and in advance, labor fee and a cost estimate of all expenditures in connection with all services and projects recommended by Agency or requested by AWS. Prior to undertaking such projects or committing AWS's funds, Agency shall obtain written authorization from AWS. Agency shall furnish revisions of these estimates when changes in costs are anticipated in excess of ten percent (10%), plus or minus. Each estimate as approved by AWS shall be executed by both parties. Approved estimates shall constitute the only authorization for the Agency to take any action, make any commitments or expend any money. In those situations where time or circumstances will not permit specific prior written authorization, commitments to exceed $10,000.00 may be made with oral approval, provided such approval shall be confirmed by an approved written estimate no later than ten (10) working days thereafter.

ARTICLE 4 - DISCOUNTS

Agency shall obtain all prompt payment or other similar discounts available to it from media and other suppliers from which it makes purchases in the performance of the services hereunder. When Agency receives a cash discount, rebate, frequency discount, volume discount, promotional consideration, or other similar credit from such media or other suppliers, AWS shall receive full allowance for each such amount, provided Agency, after timely notification, receives payment from AWS within the applicable discount period.

ARTICLE 5 - ANNUAL REVIEW

An annual review shall take place during the first quarter (January - March) of each calendar year for the review of the previous year's performance, to be attended by appropriate AWS management representatives and by Agency management and senior members of the AWS agency group. The purpose of this review will be to determine the appropriate Agency bonus based on previous year's business results. There will also be a mid-year review that addresses the quality of Agency
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                                                            Contract No.________
                                                            Page 3 of 15

   services and account management. AWS and the Agency will mutually agree on any corrective actions needed.

   ARTICLE 6. DEFINITIONS

 A. "Gross Revenue" as used herein shall mean the total amount of compensation, exclusive of pass-through costs, the Agency receives from AWS for direct marketing services performed after reconciliation and any rebates or supplementary fees are paid.

 B. "Annual Salary" as used herein shall mean annual base salary, excluding bonuses. It does not include employer paid FICA, insurance and medical benefits or payments into retirement plans.

 C. "Direct Salaries" as used herein shall mean the [***] of [***] (including [***]) in [***], [***] (including [***] and [***]), [***], [***]
      (including [***]) and [***], [***] and [***], [***], [***] and [***] on
      the [***] which are [***] to the [***].


      1. [***] for an individual who works on the AWS account is to be computed as follows:

             [***] multiplied by the [***] of [***] on the [***] divided by the [***] of [***] on any [***].

         [***] on Agency business means [***] on any [***] and on [***] and other [***]. It does not include [***], [***] or [***].

      2. At AWS's option, such option to be obtained by the Agency in writing from AWS, AWS may elect to "buy-out" designated individuals. For those individuals bought out by AWS, AWS shall be responsible for that person's total annual base salary, excluding bonuses.

  D. "Profit Before Taxes" as used herein shall mean [***] minus [***], where [***] equals [***] X [***].

   ARTICLE 7 - AGENCY COMPENSATION

   A. Agency compensation for the calendar year shall be computed as follows:

      1. During the last quarter of the previous calendar year, AWS and the Agency shall meet to determine:

          a. The account staffing (including all functions as defined in Article 6, Paragraph C) for the AWS account for the next calendar year.

          b. The aggregate Direct Salaries, as defined herein, of the agreed upon account staff.

      2. The fee for the calendar year is then [***] X [***] X [***].

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

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                                                            Contract No.________
                                                            Page 4 of 15

      3. For 1997 the yearly fee is estimated at [***]. Any increase or decrease in the estimated fee will require AWS approval. For each subsequent year, the yearly fee shall be mutually agreed upon by the parties in writing and attached as an amendment hereto.

     4. For 1997 the Agency's average rates range between [***] and [***] per hour for marketing communications and planning. There will be additional projects that will fall outside of this range that involve operational enablement work beyond marketing communications (i.e. database support, customer care assessments, etc.).

 B. [***] (expressed as a [***] of [***]) as herein defined shall be based on [***] of [***] for the [***] based on [***] in [***] to [***] its [***].
      The specific criteria for evaluation shall be mutually agreed upon by the parties.

      Based on the Agency's performance in assisting AWS to meet its stated goals, the Agency shall be allowed a bonus based on an agreed upon formula attached hereto as Schedule I.

 C. AWS shall pay the Agency on dates to be mutually agreed upon by the parties.

 D. If for any reason Agency anticipates exceptional increases in Direct Salaries during any quarter of the year, a meeting between Agency and AWS shall be called by the Agency to discuss what action should be taken while still providing AWS with needed services.

 E. If for any reason AWS expects the direct marketing budget to decline or increase significantly above or below the anticipated budget for the year, AWS will notify Agency of this change as soon as possible.

 F. AWS agrees to reimburse the Agency directly for reasonable direct client service expenses (i.e. out of pocket expenses of Agency related to the AWS account), including travel and living expenses authorized by AWS and incurred in connection with this Agreement. Reimbursement for travel and living expenses shall be in accordance with the following guidelines:

      1. Transportation

         a. Airline Tickets - Agency will be reimbursed for air fare that has been purchased at coach fare for domestic travel (business class is allowed for international flights over six (6) hours in duration). Agency employees may not request specific flights/carriers or arrange/alter travel plans to obtain airline promotional benefits. Agency employees traveling under first class status will be responsible for the expense difference incurred. The ticket stub must be presented and relate directly to the AWS assignment. Agency employees must account for all business related tickets whether used, partially used, or unused. Unused tickets should be promptly returned to the licensing travel agency for credit. Reimbursement will not be made for the purchase of travel insurance.

          b. Reasonable taxi, bus, rail or car rental expenses will be reimbursed along with associated receipts from tolls, tips, and parking fees will be reimbursed by AWS. For groups traveling to the same destination, special group fares should be utilized when available. Reimbursement for car rental expenses will be made upon presentation of a car rental agreement/receipt. Car rentals must be contracted at the lowest available rate and in the compact/subcompact category

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

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                                                            Contract No.________
                                                            Page 5 of 15

       where possible, unless special requirements dictate otherwise, in which cases AWS prior approval is required. For more than two people, a mid-size rental is acceptable, however, names of the people must be indicated on the car rental receipt. Taxis, shuttles and other available forms of transportation should be used where it is more practical or less expensive.

       AWS will not reimburse car rental refueling charges.

       Cab fares for "late nights" (after 8 PM) are billable.

   c. A mileage allowance, as approved yearly by the IRS, will be reimbursed to Agency employees who use their own personal automobiles for services provided on behalf of AWS. Allowable mileage is determined by deducting the normal commuting mileage.

   When traveling, use public transportation as a first choice, personal car as a second choice, and car rental as the last choice.

2. Lodging - Business class hotels should be utilized by Agency employees unless another kind of hotel better meets the Agency employees needs at a lower rate. Agency shall only invoice hotel expenses that are directly related to the work performed under this Agreement. Expenses incurred at hotels for AWS business related services (fax, typing, photocopying) are reimbursable. If accommodations are not needed, it is the responsibility of the Agency employee to ensure that the hotel is notified. "No show" bills will not be reimbursed.

3. Meals and Entertainment - Reasonable expenses for business meals and/or entertainment are reimbursable it the activities are directly related to AWS related services. Business entertainment must be directly related and conducive to the transaction of AWS related business and may precede or follow the conducting of AWS business related activities or discussion. The senior AWS representative must approve all such business entertainment in writing and in advance.

   Receipts for meal expenditures should be submitted for meal reimbursement. However, per diem meal allowances may be charged for meals, with no requirement for submitting receipts. The per diem meal allowances (including gratuities) are as follows:

          Breakfast        $ 5.00
          Lunch            $ 7.00
          Dinner           $25.00

          Daily Total      $37.00

   Normal reasonable and necessary gratuities up to 20% are reimbursable to the Agency employee. This would include, but is not limited to, tips for Airport Sky Caps, Hotel Bellboys, etc. Tips for meals should be listed individually for reimbursement.

   Overtime meals are not billable.
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                                                            Contract No.________
                                                            Page 6 of 15

 4. Business Calls - Business calls and faxes made on AWS's behalf while staying overnight are billable. Agency employees are encouraged to use a calling card whenever possible. Calls must list reason and person called and be on the AT&T Network. Personal calls are not billable.

 5. Personal Expenses - AWS will not reimburse personal expenses of Agency employees. If expenses of a personal nature (i.e., hotel/ship purchases, alcoholic beverages, telephone and long-distance charges, in-room movies, sundry items, etc.) are charged against the room, the amount will be deducted from the invoice presented to AWS. Personal expenses for laundry/valets, tips, etc. will be reimbursed where reasonable; up to a maximum of $10.00 per day.

 6. Magazines/Newspapers/Books are not billable unless specifically requested, in writing, by AWS.

 7. Services provided by Agency employees - For services requested by AWS, the Agency shall provide, as a maximum, the following number of people:


                                        Maximum Number of People

     a.      Location Shoots                      3
     b.      Press Runs                           1
     c.      Strategy Meetings                    *
     d.      Review Meetings                      *
     e.      Research Meetings (Focus Groups)     *

     * Agency shall obtain prior approval from AWS regarding the number of people to attend.

 The Agency shall submit copies of all hotel bills and other reimbursable expenses along with the associated charge receipt(s). Expenses shall be billed at cost and invoices for all reimbursable expenses shall list the date(s), company, person(s) visited and business purpose for the expense.

ARTICLE 8 - DURATION

The term of this Agreement shall begin on January 1, 1997 and shall continue until terminated by either party for their convenience by giving ninety (90) days written notice or as otherwise provided herein.

After expiration of the period of notice, no rights or liabilities shall arise out of this relationship, regardless of any plans which may have been made for future direct marketing promotions, except that: (1) if AWS terminates, any non-cancelable contracts made on AWS's authorization (or any uncompleted work previously approved by AWS either specifically or as part of a plan, and still existing at the expiration of the period of notice), which contracts were not or could not be assigned by the Agency to AWS or AWS's assignee, shall be carried to completion by the Agency and paid for by AWS; and (2) if Agency terminates, it shall be similarly responsible for any non-cancelable contracts unless AWS chooses to assume such contracts. Upon termination of this Agreement, the Agency shall transfer, assign, and make available to AWS, all property and materials in the Agency's possession or control belonging to and paid for by AWS, and all information regarding AWS's direct marketing. The Agency also agrees to give all reasonable cooperation towards transferring, with the approval of third parties in interest, all assignable reservations, contracts and agreements with direct marketing media, or others, for advertising
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                                                            Contract No.________
                                                            Page 7 of 15

   space, broadcast time or materials yet to be used and all rights and claims thereto and therein, upon being duly released from the obligation thereof. Upon termination, unused direct marketing/promotional plans and ideas prepared by the Agency for AWS prior to the date of termination shall remain AWS's property.

   Except as otherwise specifically set forth, all the rights and liabilities of the parties arising out of this Agreement shall cease on the date of termination.

   ARTICLE 9. BILLING AND PAYMENT

   A. Agency's bills for space in publications, outdoor and carcard advertising, and radio and TV time and talent shall be rendered to AWS in sufficient time to afford AWS a reasonable opportunity to remit funds to enable Agency to pay charges incurred for AWS's account on their due dates, and AWS agrees to pay such bills within the time herein specified for payment. Agency's bills for other items will be rendered to AWS from time to time; unless otherwise specified, AWS shall pay Agency 100% of all estimated Agency fee prior to the commencement of each project. AWS shall pay 70% of all reimbursable expenses in advance of project work and the remaining 30% of reimbursable expenses shall be invoiced upon completion of the particular project. Such bills will be due and payable within thirty (30) days from date thereof. Agency shall submit all media and other invoices in time for AWS to obtain customary cash discounts. All bills submitted to AWS by Agency shall be net of all commissions and/or markups.

       On a quarterly basis and again within ninety (90) days after the close of each project, Agency will prepare for review by AWS a fee and pass-through reconciliation for each project with appropriate credit/payment adjustments made. Agency will provide AWS with credits in the amount of any overpayment made by AWS for fee and reimbursable expenses.

       (i) Fee reconciliations for direct marketing will reflect actual hours worked at each billing rate, by position, by department;

       (ii) Fee reconciliations for advertising materials and deliverables will be supported by advertising and production summaries, including number of advertisements placed and number of units actually produced and shipped; and

       (iii) Pass-through reconciliations will be supported by vendor invoices (except summary compilations in the case of courier charges) and travel expense summary reports.

       All non-media billing charges shall be in accordance with Schedule II, attached hereto and made a part hereof. In no event shall AWS be liable for media or non-media bills unless the Agency submits such bills to AWS within three (3) months from the date in which costs were incurred.

   B. Receipt or acceptance by AWS of any statement or invoice furnished pursuant hereto or any sums paid by AWS hereunder shall not preclude AWS from questioning the correctness thereof within two (2) years of the year in question, and if any inconsistencies or mistakes are discovered in such statements or payments, they shall be immediately rectified and prompt adjustments and corresponding payments shall be made to compensate thereof.

   C. AWS agrees to pay any "short rates" with which AWS is justly charged by the media placed on AWS's behalf by Agency for any premature termination of a contract that is caused by AWS. Agency shall pay any "short rates" with which AWS is charged by media for any premature termination of a contract that is caused by Agency.
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                                                            Contract No.________
                                                            Page 8 of 15

   The Agency shall submit invoices for all work performed under this Agreement. Invoices against this Agreement shall indicate the work performed for which billing is rendered, shall be in accordance with approved estimates and shall be submitted in duplicate.

   ARTICLE 10 - NOTICES

   Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Agency or AWS shall be in writing and shall be given or made by telegram, telex, confirmed facsimile or by certified or registered mail to the addresses noted in the first paragraph of this Agreement.

   Such notice or demand shall be deemed to have been given or made when sent by telegram, telex, or facsimile or when deposited, postage prepaid in the U.S. mail.

   ARTICLE 11 - TITLE

   A. Except as set forth in Paragraph C below, all creative work and work products, including, but not limited to, direct marketing and/or marketing plans, media plans, ideas, and direct marketing materials developed by the Agency, or on Agency's behalf, for AWS in connection with this Agreement, and any and all copyrights therein are hereby assigned and agreed to be assigned by Agency to AWS and shall be and will remain the exclusive property of AWS, which may use any of such as it deems appropriate. All such work and work products shall be considered "works made for hire" to the extent allowed by law. Agency shall acquire for AWS from Agency subcontractors or others all such assignments, rights and covenants, and will furnish AWS with all such documentation, as, any of them, are needed in AWS's reasonable opinion to assure vesting in it of title to, and unrestricted ownership rights in, such work, work products and copyrights, and to perfect the enforceability of such copyrights.

       Should the Agency desire to use material developed for AWS for another client or for other business reasons it may request AWS's permission to do so. Granting of any such permission shall be at AWS's sole discretion.

   B. If Agency furnishes AWS with materials previously copyrighted by Agency and not originally prepared hereunder, Agency hereby grants and agrees to grant to AWS unrestricted, non-exclusive, royalty-free licenses for all purposes under any and all copyrights in such materials, with the unrestricted right to grant such sublicenses under those licenses as AWS may see fit, to the extent that such materials are used in conjunction with any of the work and work products referred to in Paragraph A of this Article.

   C. If AWS has consented to the inclusion of materials owned or copyrighted by others, or in which other rights may be claimed by others (and there shall be no such inclusion without AWS's prior consent), then the Agency shall notify AWS of the scope of the rights and permissions the Agency intends to obtain with respect to such materials and shall modify the scope of same as requested by AWS. Copies of all rights and permissions clearly identifying the included works to which they apply shall be supplied to AWS prior to program completion.

   D. Agency warrants the originality of the work prepared for AWS hereunder (except if such work is in the public domain) and its disclosure to AWS exclusively and that, except as provided in Paragraphs B and C above, no portion of the material prepared for AWS under this Agreement is derived from copyrighted material.
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                                                             Contract No._______
                                                             Page 9 of 15


   E. Agency undertakes that no part of the creative work or work products developed for AWS in connection with this Agreement, whether or not copyrightable, shall be disclosed to any persons or used by the Agency to produce creative materials for any persons other than AWS without the express written permission of AWS.

   F. Agency shall retain all materials for two years or for such longer period as is necessary for purposes of carrying out Agency's obligations hereunder after which time they will be returned to AWS, placed in public storage at AWS's expense, or destroyed as requested by AWS.
       Agency shall safeguard and be responsible for all materials entrusted to it by or on behalf of AWS and shall return such materials to AWS upon request of AWS, and, in any event, as soon as practicable upon termination of this Agreement. Agency shall provide copies of materials requested by AWS to the extent necessary for AWS to litigate or negate claims or to handle proceedings before regulatory agencies.

   ARTICLE 12 - USE OF INFORMATION

   Except under the conditions stated in the next sentence, any materials and/or information furnished or disclosed by AWS or developed by the Agency hereunder is the property of and shall be deemed proprietary and confidential to AWS and shall be surrendered to AWS at the conclusion of this Agreement, or shall be destroyed if AWS shall so direct in writing. Unless such information or materials were previously known to the Agency free of any obligation to keep it confidential as agreed to by both parties, or is subsequently made public by AWS or by a third party having a legal right to make such disclosure, it shall be held in confidence by the Agency for a period of twenty (20) years, shall be used only for the purposes hereunder, and may be used for other purposes only upon such terms and conditions as may be mutually agreed upon in writing.

   ARTICLE 13 - EXCLUSIVITY AND RESERVATION OF RIGHTS        -

   A. For the duration of this Agreement, including the period of notice prior to its effectiveness of termination, Agency and any of its constituent companies anywhere in the world shall not undertake any work for any of the following companies or their wireless subsidiaries or partnerships:
       Ameritech, Bell Atlantic, Bell South, British Telecom, IBM, MCI, NYNEX, Pacific Telesis, Southwestern Bell, Sprint or US West.

   B. Further, Agency and any of its constituent companies shall not work for other companies that compete with any AWS unit unless at AWS sole discretion the Agency receives written approval from AWS and the following three (3) conditions are met:

       1. The non-AWS business is not competitive with the AWS account handled by the Agency.

       2. A "virtual wall" is erected so that none of the people working on AWS's business share any information with people working on the competitive account.

       3. The Agency understand that if the competitive company shifts its focus and strategy to become a strategic competitor, the Agency must then choose to work only for AWS or the competitor.

   ARTICLE 14 - AGENCY'S INFORMATION

   No specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, written, oral or otherwise, furnished by Agency to AWS under this Agreement, or in contemplation of this Agreement, shall be considered
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                                                            Contract No.________
                                                            Page 10 of 15

      by Agency to be confidential or proprietary unless subject matter so furnished is owned by AWS as defined and provided under the Article 11 (Title) or Article 12 (Use of Information), contained herein.

      ARTICLE 15 - INDEMNIFICATION/INFRINGEMENT

      The Agency agrees to indemnify and save harmless AWS, its subsidiaries, affiliates and its customers and their officers, directors, employees successors and assigns (collectively referred to as "AWS") from and against the following claims, losses, suits, demands, or liens:

      A. Any tortious act, omission, or statement of the Agency or any person employed by or under contract with the Agency that results in injury (including death), loss or damage to any person or property, including libel, slander, and defamation;

      B. Injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the work or services performed by Agency or persons furnished by Agency, except to the extent such injury or damages are caused by AWS's sole negligence or willful misconduct;

      C. Any failure on the part of the Agency to satisfy all claims for labor, equipment, materials and other obligations relating to the performance of the work hereunder;

      D. Piracy, unfair competition, plagiarism, idea misappropriation under implied contract;

      E. Assertions under Worker's Compensation or similar acts made by persons furnished by Agency or by any subcontractor, or by reason of any injuries to such persons for which AWS would be responsible under Worker's Compensation or similar acts if the persons were employed by AWS;

      F. Any failure by the Agency to perform Agency's obligations under this clause or, Article 16 (Insurance); and

      G. Any act of infringement of any patent, trademark, or copyright; any title, slogan, or other trademark; or any unauthorized use of trade secret or other proprietary interest, except where such infringement or unauthorized use arises solely from Agency's adherence to AWS's written instructions which are so specific as to directly cause said infringement or unauthorized use, in which case AWS shall so indemnify Agency; provided however, if such instructions specify (1) commercial material which is available on the open market or is the same as such material or (2) material of Agency's origin, design or selection, and the adherence to such instructions results in the infringement or unauthorized use, then Agency shall indemnify AWS for any such infringement or unauthorized use.

      However, the indemnification in (A) shall not apply to claims for loss or damage to property arising solely from Agency's reasonable reliance upon the accuracy, completeness and propriety of information furnished by AWS concerning its and its competitors organization, products, industry and services in developing or producing work or work products under this Agreement.

      Each party shall defend or settle, at its own expense, any action or suit against the other for which it is responsible hereunder and shall reimburse the other for reasonable attorneys' fees, interest, costs of suit and all other expenses incurred by the other in connection therewith. Each party shall notify the other promptly of any claim for which the other is responsible hereunder and shall cooperate with the other in every reasonable way to facilitate the defense of any such claim.
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                                                            Contract No.________
                                                            Page 11 of 15

   ARTICLE 16. INSURANCE

   Agency shall maintain during the term of this Agreement (1) Worker's Compensation insurance as prescribed by the law of the state or nation in which the work is performed; (2) employer's liability insurance with limits of at least $300,000 for each occurrence; (3) comprehensive automobile liability insurance if the use of motor vehicles is required, with limits of at least $1,000,000 combined single limit for bodily injury and property damage for each occurrence; (4) Comprehensive General Liability ("CGL") insurance, including Advertiser's Liability and Blanket Contractual Liability and Broad Form Property damage, with limits of at least $5,000,000 combined single limit for personal injury and property damage for each occurrence. All CGL insurance shall designate AWS as an additional insured for work Agency performs for AWS. Agency shall cause its subcontractors to maintain insurance similar in form and amount as AWS shall approve, which approval shall not be reasonably withheld. All such insurance must be primary and required to respond and pay prior to any other available coverage.

   Agency agrees that Agency, Agency's insurer(s) and anyone claiming by, through, under or in Agency's behalf shall have no claim, right of action or right of subrogation against AWS and its customers based on any loss or liability insured against under the foregoing insurance. Agency shall furnish prior to the start of work certificates or adequate proof of the foregoing insurance. AWS shall be notified in writing at least thirty (30) days prior to cancellation of or any change in the policy.

   ARTICLE 17 - RELATIONSHIP

   The Agency shall exercise full control and direction over the employees of the Agency performing the work covered by this Agreement. Any changes in personnel performing services for AWS that may be reasonably requested by AWS through its authorized representative shall be made promptly.

   Neither the Agency nor its employees or agents shall be deemed to be AWS's employees or agents, it being fully understood that Agency employees are entitled to no benefits or compensation from AWS. It is understood that the Agency is an independent contractor for all purposes and at all times. The Agency is wholly responsible for withholding and payment of all applicable federal, state and local income and other payroll taxes with respect to its employees, including contributions from them as required by law. Agency agrees to indemnify, defend and hold AWS harmless from any claims made by Agency employees or former Agency employees, their heirs or assigns, against AWS for direct compensation, including salaries and bonuses, or for any benefits such as medical, dental, life insurance or pension benefits.

   ARTICLE 18 - SUBCONTRACTS

   The Agency shall be responsible for informing subcontractors of their responsibility to protect any confidential and proprietary information included in any work subcontracted hereunder, and Agency shall undertake all necessary precautions to insure that each subcontractor is in compliance with this Article. This Agreement is not intended to create any legal rights or interests as to persons not directly a party hereto. In accordance with this understanding, Agency shall remain fully, directly and solely responsible for all expenses it incurs of any nature whatsoever and shall indemnify, defend and hold AWS harmless from any and all claims made against AWS by persons not a party to this Agreement for non-payment of such expenses (except those incurred as an authorized and disclosed direct marketing agent for AWS in connection with approved work or services performed or purchases made hereunder).

                                                            Contract No.________
                                                            Page l2 of 15

If Agency elects to subcontract out any work, then the Agency shall request competitive quotations from a minimum of three vendors when the subcontracted work is estimated to exceed $20,000. The quotation process shall be administered by the Agency and contracts awarded by the Agency, but only with the prior concurrence of AWS. Copies of the quotations shall be submitted to AWS for review and approval prior to the award of a contract. In the event a selected vendor cannot perform, the Agency shall select another vendor upon notification to and approval by AWS. The Agency shall not fragment any subcontracted work to avoid the obligation to obtain quotations.

ARTICLE 19 - USE OF AWS'S NAME, LOGO, AND MARKS

All use of AWS's name, logo and marks shall be in strict conformance with any written AWS, Corporate or other guidelines provided by AWS and shall be approved in advance by AWS. AWS retains all rights to restrict or terminate any use of its trademark and marks at anytime.

ARTICLE 20 - AUDIT

Agency shall maintain accurate and complete records including a physical inventory, if applicable, of all costs incurred under this Agreement in performing the services covered by this Agreement, including the costs of labor (other than individual salaries and bonuses of agency employees), equipment, materials, and other disbursements for purposes of certifying that the bills to AWS and actual Direct Salaries and Profit computations are accurate and in accordance with the definitions set forth in this Agreement. Discrepancies in the bills shall be remedied by Agency within a reasonable period of time after they are discovered, by either crediting or debiting AWS or by issuing a check to AWS. These records shall be maintained in accordance with recognized commercial accounting practices so they may be readily audited and shall be held until costs have been finally determined under this Agreement and payment or final adjustment of payment, as the case may be, has been made. Agency shall permit AWS or AWS's representative to examine and audit these records on reasonable notice. Audits shall be made not later than two (2) calendar years after the end of the year in question.

ARTICLE 21 - ASSIGNMENT

The Agency shall not assign any right under this Agreement (excepting monies due or to become due), subcontract any work or delegate any other obligations to be performed or owed under this Agreement without the prior written consent of AWS. Any attempted assignment or delegation in contravention of the above provisions shall be void and ineffective. Any assignment of monies shall be void and ineffective to the extent that (1) Agency shall not have given AWS at least thirty (30) days prior written notice of such assignment or (2) such assignment attempts to impose upon AWS obligations to the assignee additional to the payment of such monies, or to preclude AWS from dealing solely and directly with Agency in all matters pertaining to this Agreement including the negotiation of amendments or settlements of charges due. All work performed by Agency's subcontractor(s) at any time shall be deemed work performed by the Agency.

ARTICLE 22 - TAXES

AWS shall reimburse Agency only for the following tax payments with respect to transactions under this Agreement unless an exemption applies: state and local sales and use taxes, as applicable. Taxes payable by AWS shall be billed as separate items on Agency's invoices and shall not be included in Agency's prices. AWS shall have the right to have Agency contest any such taxes that AWS reasonably deems improperly levied, at AWS's expense and subject to its direction and control.

                                                            Contract No.________
                                                            Page 13 of 15


ARTICLE 23 - COMPLIANCE WITH LAWS

Agency and all persons furnished by Agency shall comply at their own expense with all applicable federal, state and local laws, ordinances, regulations and codes, including identification and procurement of required permits, certificates, licenses, insurance approvals and inspections, in performance under this Agreement. Agency agrees to indemnify AWS and its customers for any loss or damage that may be sustained by reason of any failure to do so.

ARTICLE 24 - PUBLICITY, ADVERTISING

The Agency agrees not to advertise, promote, make use of any identification of AWS or publicity matters relating to the services performed under this Agreement or to mention or imply any relationship or connection with AWS in such direct marketing, promotion or publicity without the prior written consent of AWS. The term "identification" includes any trade name, trademark, service mark, insignia, symbol, or any simulation thereof, and any code, drawing, specification, or evidence of AWS's inspection. This article does not modify
Article 12 (Use of Information).

ARTICLE 25 - WAIVER

The failure of either party at any time to enforce any right or remedy available to it under this Agreement with respect to any breach or failure by the other party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

ARTICLE 26 - SEVERABILITY

In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under the laws of any state, or of the United States of America, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein.

ARTICLE 27 - SURVIVAL OF OBLIGATION

The obligations of the parties under this Agreement that by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including by way of illustration only and not limitation, those in the clauses in Article 23 (Compliance With Laws), Article 16 (Insurance), Article 15 (Indemnification/Infringement), Article 12 (Use of Information), shall survive termination, cancellation or expiration of this Agreement.

ARTICLE 28 - CHOICE OF LAW AND VENUE

The construction, interpretation and performance of this Agreement shall be governed by the laws of the State of New Jersey, excluding its choice of law rules, and any action on this Agreement will be in the state or federal courts of the state of New Jersey.

ARTICLE 29 - RELEASES VOID

Neither party shall require (1) waivers or releases of any personal rights or
(2) execution of documents, which conflict with the terms of this Agreement from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

                                                            Contract No.________
                                                            Page l4 of 15

 ARTICLE 30 - SPECIAL SERVICES

 At the request of AWS, Agency may be asked to perform the following special marketing communications services:

 A.  Create and produce sales promotion and collateral material.

 B. Develop new product or service concepts and test marketing of new products and services.

 C.  Conduct market research.

 D. Design services including packaging, trademarks and corporate identity programs.

 E. Stage and conduct sales, marketing positioning, sporting or other events and meetings.

 F.  Design and prepare exhibits for trade shows or other venues.

 G.  Prepare visual presentation materials.

 H.  Other services outside of the scope of direct marketing.

 For any special services requested by AWS and performed by Agency, compensation shall be mutually agreed upon in writing prior to the start of work.

 ARTICLE 31 - NON-EXCLUSIVE RIGHTS

 It is expressly understood and agreed that this Agreement does not grant to the Agency an exclusive right or privilege to provide any and all of the services described in this Agreement which AWS may require. It is, therefore, understood that AWS may contract with other agencies for the procurement of the same or comparable services.

 ARTICLE 32 - CHANGES IN, TERMINATION, OR SUSPENSION OF PARTICULAR WORK

 AWS may, at any time, by written notice, advise the Agency of AWS's intent to make changes in, additions to, or deductions from, the work on any specific program under an approved estimate. If such intended changes cause an increase or decrease in the amount or character of the services to be rendered under this Agreement, or in the time required for its performance, the Agency shall promptly so advise AWS, specifying the impact of such change on the approved estimates. Thereafter, if AWS elects to make such change, an equitable adjustment to all appropriate terms and conditions, including the amount to be paid to the Agency and the time for performance shall be made and this Agreement shall be modified accordingly in writing. Notwithstanding anything contained in this Article 32 to the contrary no change shall have the effect of reducing the required ninety (90) days notice of termination.

 ARTICLE 33 - ENTIRE AGREEMENT

 This Agreement constitutes the entire agreement between the Agency and AWS relating to the subject matter hereof and shall not be modified or rescinded in any manner except by a writing

                                                            Contract No.________
                                                            Page 15 of 15

executed by both parties. Other than as expressly provided herein, both the Agency and AWS agree that no prior or contemporaneous oral representations form a part of their agreement. Additional or different terms inserted in this Agreement by Agency, or deletions thereto, whether by alterations, addenda, or otherwise, shall be of no force and effect, unless expressly consented to by AWS in writing. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.

WITNESS WHEREOF, the Agency and AWS have executed this Agreement in duplicate on the day and year below written.

                                 CELLULAR TELEPHONE COMPANY
BRONNER SLOSBERG HUMPHREY, INC.  d/b/a AT&T Wireless Services
-------------------------------  ----------------------------

By: Robert E. Stoloff            By: Kathryn A. Russell
   ____________________________      ________________________
            (Signature)                     (Signature)


   Robert E. Stoloff                 Kathryn Russell
   SVP & Chief Financial Officer     Vice President
   _______________________________   __________________________________
   (Name & Title Typed or Printed)   (Name & Title Typed or Printed)

             7/24/97                          7/16/97
   _______________________________   __________________________________
             (Date)                            (Date)

                                  SCHEDULE I

                       1997 BSH Agency Bonus Structure -
                                   AWS NY/NJ
                                      7/97

OBJECTIVE: Reward BSH with bonus when company-wide annual business goals are met or exceeded across three program areas: [***], [***], and [***]. Bonus based on % of total year fees by program (all bonus fees to be paid in 1998). Note: research and data fees are not included in 1997.

[***]
[***]
                                 Business Goal

                           Low   to    Medium    to  High
                           ---         ------        ----
Response Rate Range*      [***]  to     [***]    to  [***]
Bonus %                   [***]  to     [***]    to  [***]

* Response rate / associated bonus to be determined after each [***] for [***] (Data not included).

[***]

                           Low   to    Medium    to  High
                           ---         ------        ----
Response Rate *           [***]  to     [***]    to  [***]
Bonus %                   [***]  to     [***]    to  [***]

*  Response rate / associated bonus to be
   determined after each [***].



[***]

                        Above Churn Target     to         Target               to                   Below Target
                        ------------------                ------                                    ------------
End of Year Total             [***]            to         [***]                to                       [***]
Voluntary Churn            [***] of target*    to     [***] of target *        to                   [***] of target
Bonus %                       [***]
                            [***] = x                     [***] = x                                     [***]

* For every % point below target of voluntary churn BSH will receive [***] of the bonus pool with a maximum of [***] bonus (below target bonus based (x) = target [***] dollars).

Note: To receive any payout, churn must reach a minimum of [***] of the target. After [***] payout is incremental based on delivery (e g. if [***] of target churn is achieved,

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                         Bronner Bonus Fees Opportunity
                                      7/97


  [***]


                                 Business Goal
                              Response Rate [***]

            Low                     Medium                     High
            ---                     ------                     ----
            [***]        to          [***]        to           [***]
Bonus %     [***]                    [***]                     [***]


CALCULATION

Bonus %                         [***]           [***]     [***]
                                  X               X         X
Est. Fee Total                  [***]           [***]     [***]
                                  =               =         =
Bonus $ Opportunity             [***]     to    [***]     [***]
Range

[***] Fees *

[***]                                          $[***]
[***]                                           [***]
[***]                                           [***]
[***]                                           [***]
[***]                                           [***]
[***]                                           [***]
[***]                                           [***]
[***]                                           [***]
[***]                                           [***]
[***]                                           [***]
                                                ------
                                                [***]

* Note: Actual fees will be calculated after program completion.

                                      (2)

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]
                                      7/97


                                 Business Goal
                              Response Rate [***]

                     Low                 Medium            High
                     ---                 ------            ----
Response Rate       [***]       to        [***]     to     [***]
Bonus %             [***]                 [***]            [***]



CALCULATION
Bonus %                 [***]   to       [***]      to     [***]
                          X                X                 X
Est. Fee  Total         [***]            [***]             [***]
                          =                =                 =
Bonus $ Opportunity     [***]            [***]             [***]
Range


Estimated Fees (Fees to be actualized at year-end)

[***]                                                      [***]
[***]                                                      [***]
[***]                                                      [***]
[***] 2B Control                                           [***]
[***] 2B                                                   [***]
[***] III                                                  [***]
                                                           -----
                                                           [***]
Brainstorming                                              [***]
[***]                                                      [***]
                                                           -----
                                                           [***]


                                      (3)

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                     [***]
                                      7/97

                     Above Churn Target         Target                 Below Target
End of Year Total       [***]                   [***]                    [***]
Voluntary Churn
Bonus % of Total      [***] of target   to   [***] of target  to       [***] of target
Retention Fees          [***]                   [***]                = x plus up to [***]
                                                                       increase of x

CALCULATION
Est. Bonus %                     [***] of [***]             [***] of [***]          [***] of [***]
                                     X                           X                       X
Est. Fee Total                      [***]                      [***]                   [***]
                                     =                           =                       =
Bonus $ Opportunity Range           [***]       to             [***]         to        [***]

Estimated Retention Fees *

    [***]                           $            [***]                                  $
    -----                           -             ---                                   -
Jan. Rate [***]                     [***]     Auto [***]                               [***]
Feb. Rate [***]                     [***]     Ed. Mailing                              [***]
[***]                               [***]     Life Cycle                               [***]
Bond [***]                          [***]     Predictive Churn                         [***]
Bond 15/24                          [***]     [***]                                    [***]
March Rate [***]                    [***]     Lifecycle                                [***]
April Rate [***]                    [***]     [***]                                    [***]
May Rate [***]                      [***]     Creative Platform                        [***]
June Rate [***]                     [***]     [***]                                    [***]
July Rate [***]                     [***]     [***]                                    [***]
Bond [***]                          [***]                                              -----
June Remail                         [***]                                              [***]
August Rate [***]                   [***]
Rate [***]  Sept.-Dec               [***]
[***] 1Q                            [***]
[***]                               [***]
Rate [***]                          [***]
Consumer 1997 DPCS [***]            [***]
Deact Research March                [***]
Rate Elimination                    [***]
[***]                               [***]
DPCS [***]                          [***]
[***] 2Q                            [***]
KAR Meeting 4/16                    [***]
2Q [***]                            [***]     * Actual as of 5/23.
                                    -----
                                    [***]

                                      (4)

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                             1997 Total BSH Bonus
                               Opportunity Range
                                     7/97

                                   Low                High
                                   ---                ----
                                    $                  $
                                    -                  -
       [***]                     [***]               [***]

       [***]                     [***]               [***]

       [***]                     [***]               [***]
                                ------              ------
                  Total          [***]               [***]


NOTE: The fees listed for each of the projects herein are rough figures. The bonus calculation will be done based on actual fees for each program.

In addition, as a point of clarification, the "Below Target" portion of the bonus calculation for [***] should be interpreted to be [***]. This calculation should not be interpreted to mean that BSH gets [***]




                                      (5)


CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                             Contract No._______
                                                             Schedule II
                                                             Page l of 2

                                  SCHEDULE II

                           NON-MEDIA BILLING SCHEDULE

Net out-of-pocket ("Net O-O-P") as used in this Schedule II shall mean the amount of money the Agency pays to outside suppliers on behalf of AWS based on an authorized estimate.

A.  Charges for Publication Advertising and Outdoor Advertising

    1.    Preparation of rough layouts and copy          No Charge

    2.    Production of comprehensive layouts:

          - purchased from outside suppliers             Net O-O-P

          - produced by Agency personnel                 Quoted in advance

    3.    Type composition, printing, engraving;
          electrotypes, finished art, photographs, photostats and other reproduction mats, stereotypes, quantity proofs:

          - purchased from outside suppliers             Net O-O-P

          - produced by Agency personnel                 Quoted in advance

    4.    Endorsement fees, testimonials, etc.           Net O-O-P

    5.    Fashion Coordination performed by:

          - studio and/or stylist                        Net O-O-P

          - Agency personnel (Competitive Fee Schedule)  Net O-O-P

    6.    Travel expenses of Agency personnel to
          supervise production, obtain testimonials
          and otherwise directly attributable to
          specific publication and outdoor advertising   Net O-O-P

    7.    Supervision and checking                       No Charge

                                                            Contract No.________
                                                            Schedule II
                                                            Page 2 of 2

    8.    Talent for use in test and/or finished         Net O-O-P
          advertising

    9.    Production of test advertisements              Net O-O-P

   10.    Research and licensing costs for stock         Net O-O-P
          photography

   11.    Location scouting                              Net O-O-P

   12.    All other elements required to produce         Net O-O-P
          publications and outdoor advertising
          not referred to above

B. Postage, Express and Freight, and Sales Taxes

    1.    Incidental to normal business routine          No Charge
          between Agency and client home office

    2.    Shipment of advertising materials to           Net O-O-P
          suppliers, media, etc.

    3.    Sales Taxes                                    Net O-O-P

D. Telephone, Teletype, Telegraph and Facsimile

    1.    Incidental to normal business routine          No Charge
          between Agency and client home office

    2.    Attributable to unusual service or to the      Net O-O-P
          production of specific advertising
          projects

E. Research

    1.    All research conducted by Agency unless        No Charge
          authorized by client

    2.    All media research normally provided by        No Charge
          agencies

    3.    Test materials                                 Net O-O-P

    4.    Travel for Agency personnel to supervise,      Net O-O-P
          participate in and observe the research

F. Free-Lance Creative/Technical Talent                  Net O-O-P